                                                                    EXHIBIT 99.1


[Reliant Resources, Inc. Logo]





FOR IMMEDIATE RELEASE:        November 11, 2002


FOR FURTHER INFORMATION:      Richard Wheatley Media -   (713) 207-5881
                              Dan Hannon, Investors -    (713) 207-6149
                              Dennis Barber, Investors - (713) 207-3042



      HOUSTON, TX. - Reliant Resources, Inc. (NYSE: RRI) today confirmed that it has received a subpoena from the U.S. Attorney in the Northern District of California. The subpoena requests information concerning the California energy markets. Reliant Resources will cooperate with the U.S. Attorney.



                                        ###